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Exhibit 23.1

CONSENT OF INDEPENDENT AUDITORS

        We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 27, 2004 (except for the first four paragraphs of Note 16, as to which the date is March 8, 2004), in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-113522) and related Prospectus of Momenta Pharmaceuticals, Inc.

/s/ Ernst & Young LLP

Boston, Massachusetts
May 7, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT AUDITORS